SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 21, 2000
(Date of earliest event reported)



                           Residential Asset Mortgage Products, Inc.
                    (Exact name of registrant as specified in its charter)



         Delaware                    333-42510               41-1955181
         --------                    ---------               ----------
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
      Incorporation)               File Number)         Identification No.)





8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota         55437
(Address of Principal Executive Office)                             (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000
                                 --------------

Item 5. Other Events.

               On December 27, 2000, the Registrant  will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2000-RS3, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class SB-I, Class SB-II, Class R-I and Class R-II (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer and Bank One, National Association, as Trustee.

               In connection with the sale of the Series 2000-RS4, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-42510, which Computational Materials are being filed electronically as exhibits to this report.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                 Description
-----------                -----------                 -----------
            1                   99              Computational Materials

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET MORTGAGE
                                    PRODUCTS, INC.

                                    By:  /s/Julie Steinhagen
                                    Name:  Julie Steinhagen
                                    Title: Vice President




Dated: December 21, 2000

                                  EXHIBIT INDEX


                Item 601 (a) of         Sequentially
 Exhibit        Regulation S-K          Numbered
 Number        Exhibit No.              Description         Page
 -------       -----------            ------------------  --------

 1             99               Computational Material   Filed Electronically

                                     EXHIBIT




                         ADDITIONAL PRICE/YIELD TABLES

                                    GMAC RFC


                           $308,517,000 (APPROXIMATE)

                           RAMP Series 2000-RS4 Trust

                    Residential Asset Mortgage Product, Inc.
                                    Depositor

                         Residential Funding Corporation
                                     Seller and Master Servicer


The following are certain additional Price/Yield tables. All assumptions are subject to change.



                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC COMPANY

                                 as Underwriter



                                December 15, 2000






This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------

RAMP2000RS4, Class AI1--Price/Yield

CUSIP                            Face         $66,615,000.00Settle at
                                                            Pricing
Coupon              6.82         Original     $66,615,000.00Accrual   12/01/2000
                                 Balance begins
Delay               24           Current      $66,615,000.00Factor Date  N/A
                                 Balance
Stated Maturity     N/A          Factor       1
Type                SEN FIX
YIELD CURVE:  Spread off
interpolated node
3MO=5, 6MO=5, 1YR=5, 2YR=5, 5YR=5, 10YR=5,
30YR=5

              Price    9CPR, 15CPR 12CPR,  18CPR 15CPR,  20CPR 18CPR,  25CPR 25CPR, 30CPR 30CPR, 40CPR 35CPR, 50CPR Yield

            99.6875        6.831        6.809         6.787        6.764        6.709        6.670         6.628
            99.7031        6.822        6.797         6.772        6.747        6.687        6.643         6.597
            99.7188        6.813        6.785         6.758        6.730        6.664        6.615         6.565
            99.7344        6.803        6.774         6.744        6.713        6.641        6.588         6.533
            99.7500        6.794        6.762         6.729        6.696        6.618        6.561         6.502
            99.7656        6.784        6.750         6.715        6.679        6.595        6.534         6.470
            99.7813        6.775        6.738         6.700        6.663        6.573        6.507         6.438
            99.7969        6.765        6.726         6.686        6.646        6.550        6.480         6.407
            99.8125        6.756        6.714         6.672        6.629        6.527        6.453         6.375
            99.8281        6.746        6.702         6.657        6.612        6.504        6.426         6.343
            99.8438        6.737        6.690         6.643        6.595        6.481        6.399         6.312
            99.8594        6.728        6.679         6.629        6.578        6.459        6.371         6.280
            99.8750        6.718        6.667         6.615        6.562        6.436        6.344         6.249
            99.8906        6.709        6.655         6.600        6.545        6.413        6.317         6.217
            99.9063        6.699        6.643         6.586        6.528        6.390        6.290         6.185
            99.9219        6.690        6.631         6.572        6.511        6.368        6.263         6.154
            99.9375        6.680        6.619         6.557        6.494        6.345        6.236         6.122
            99.9531        6.671        6.607         6.543        6.478        6.322        6.209         6.091
            99.9688        6.662        6.596         6.529        6.461        6.300        6.182         6.059
            99.9844        6.652        6.584         6.514        6.444        6.277        6.155         6.028
           100.0000        6.643        6.572         6.500        6.427        6.254        6.128         5.996
           100.0156        6.633        6.560         6.486        6.411        6.232        6.101         5.965
           100.0313        6.624        6.548         6.472        6.394        6.209        6.074         5.933
           100.0469        6.615        6.537         6.457        6.377        6.186        6.047         5.902
           100.0625        6.605        6.525         6.443        6.360        6.164        6.020         5.870
           100.0781        6.596        6.513         6.429        6.343        6.141        5.993         5.839
           100.0938        6.586        6.501         6.414        6.327        6.118        5.966         5.808
           100.1094        6.577        6.489         6.400        6.310        6.096        5.939         5.776
           100.1250        6.568        6.477         6.386        6.293        6.073        5.913         5.745
           100.1406        6.558        6.466         6.372        6.277        6.050        5.886         5.713
           100.1563        6.549        6.454         6.357        6.260        6.028        5.859         5.682
           100.1719        6.539        6.442         6.343        6.243        6.005        5.832         5.651
           100.1875        6.530        6.430         6.329        6.226        5.983        5.805         5.619
           100.2031        6.521        6.418         6.315        6.210        5.960        5.778         5.588
           100.2188        6.511        6.407         6.300        6.193        5.937        5.751         5.557
           100.2344        6.502        6.395         6.286        6.176        5.915        5.724         5.525
           100.2500        6.493        6.383         6.272        6.160        5.892        5.698         5.494
           100.2656        6.483        6.371         6.258        6.143        5.870        5.671         5.463
           100.2813        6.474        6.360         6.244        6.126        5.847        5.644         5.431
           100.2969        6.465        6.348         6.229        6.109        5.825        5.617         5.400
           100.3125        6.455        6.336         6.215        6.093        5.802        5.590         5.369
                WAL         1.85         1.45          1.18         1.00         0.73         0.61          0.52
           Mod Durn        1.653        1.315         1.088        0.927        0.685        0.576         0.494
   Principal Window     Jan01 to     Jan01 to      Jan01 to     Jan01 to     Jan01 to     Jan01 to      Jan01 to
                           Jan05        Feb04         Jul03        Feb03        Jun02        Mar02         Jan02
  Total Collat Loss         0.00         0.00 0.00  (0.00%)         0.00         0.00         0.00 0.00  (0.00%)
                         (0.00%)      (0.00%)                    (0.00%)      (0.00%)      (0.00%)

         Prepay (1)     At 9 CPR    At 12 CPR     At 15 CPR    At 18 CPR    At 25 CPR    At 30 CPR     At 35 CPR
         Prepay (2)    At 15 CPR    At 18 CPR     At 20 CPR    At 25 CPR    At 30 CPR    At 40 CPR     At 50 CPR

Optional Redemption   Calls ASAP   Calls ASAP    Calls ASAP   Calls ASAP   Calls ASAP   Calls ASAP    Calls ASAP
                           (Y/Y)        (Y/Y)         (Y/Y)        (Y/Y)        (Y/Y)        (Y/Y)         (Y/Y)


          LIBOR_1MO      6.69875      6.69875       6.69875      6.69875      6.69875      6.69875       6.69875
          LIBOR_6MO         6.42         6.42          6.42         6.42         6.42         6.42          6.42
              PRIME          9.5          9.5           9.5          9.5          9.5          9.5           9.5
            COFI_11        5.589        5.589         5.589        5.589        5.589        5.589         5.589
            CMT_1YR          5.7          5.7           5.7          5.7          5.7          5.7           5.7







----------------------------------------------------------------------------------------------
RAMP2000RS4, Class AI2--Price/Yield

CUSIP                          Face         $35,434,000.Settle at
                                                        Pricing
Coupon             6.71        Original     $35,434,000.Accrual      12/01/2000
                                 Balance begins
Delay              24          Current      $35,434,000.Factor Date  N/A
                               Balance
Stated Maturity    N/A         Factor       1
Type               SEN FIX
YIELD CURVE:  Spread off
interpolated node
3MO=5, 6MO=5, 1YR=5, 2YR=5, 5YR=5, 10YR=5,
30YR=5

             Price 9CPR, 15CPR 12CPR, 18CPR      15CPR, 18CPR, 25CPR 25CPR, 30CPR      30CPR, 35CPR, 50CPR
                                                  20CPR                                 40CPR
                         Yield
           99.3750       6.844        6.853       6.862        6.872        6.897       6.916        6.936
           99.4063       6.837        6.844       6.852        6.860        6.881       6.896        6.913
           99.4375       6.830        6.836       6.842        6.848        6.864       6.877        6.889
           99.4688       6.823        6.827       6.832        6.836        6.848       6.857        6.866
           99.5000       6.816        6.819       6.822        6.825        6.832       6.837        6.843
           99.5313       6.809        6.810       6.811        6.813        6.816       6.818        6.820
           99.5625       6.802        6.802       6.801        6.801        6.799       6.798        6.797
           99.5938       6.795        6.793       6.791        6.789        6.783       6.779        6.774
           99.6250       6.789        6.785       6.781        6.777        6.767       6.759        6.751
           99.6563       6.782        6.776       6.771        6.765        6.751       6.740        6.728
           99.6875       6.775        6.768       6.761        6.753        6.735       6.720        6.705
           99.7188       6.768        6.759       6.751        6.741        6.718       6.701        6.682
           99.7500       6.761        6.751       6.740        6.729        6.702       6.681        6.659
           99.7813       6.754        6.743       6.730        6.718        6.686       6.662        6.636
           99.8125       6.747        6.734       6.720        6.706        6.670       6.642        6.613
           99.8438       6.740        6.726       6.710        6.694        6.654       6.622        6.590
           99.8750       6.733        6.717       6.700        6.682        6.638       6.603        6.567
           99.9063       6.727        6.709       6.690        6.670        6.621       6.584        6.544
           99.9375       6.720        6.700       6.680        6.658        6.605       6.564        6.521
           99.9688       6.713        6.692       6.670        6.647        6.589       6.545        6.498
          100.0000       6.706        6.683       6.660        6.635        6.573       6.525        6.475
          100.0313       6.699        6.675       6.650        6.623        6.557       6.506        6.452
          100.0625       6.692        6.667       6.639        6.611        6.541       6.486        6.430
          100.0938       6.685        6.658       6.629        6.599        6.525       6.467        6.407
          100.1250       6.679        6.650       6.619        6.588        6.509       6.447        6.384
          100.1563       6.672        6.641       6.609        6.576        6.492       6.428        6.361
          100.1875       6.665        6.633       6.599        6.564        6.476       6.409        6.338
          100.2188       6.658        6.624       6.589        6.552        6.460       6.389        6.315
          100.2500       6.651        6.616       6.579        6.540        6.444       6.370        6.292
          100.2813       6.644        6.608       6.569        6.529        6.428       6.350        6.270
          100.3125       6.637        6.599       6.559        6.517        6.412       6.331        6.247
          100.3438       6.631        6.591       6.549        6.505        6.396       6.312        6.224
          100.3750       6.624        6.582       6.539        6.493        6.380       6.292        6.201
          100.4063       6.617        6.574       6.529        6.482        6.364       6.273        6.178
          100.4375       6.610        6.566       6.519        6.470        6.348       6.254        6.156
          100.4688       6.603        6.557       6.509        6.458        6.332       6.234        6.133
          100.5000       6.596        6.549       6.499        6.446        6.316       6.215        6.110
          100.5313       6.590        6.540       6.489        6.434        6.300       6.196        6.087
          100.5625       6.583        6.532       6.479        6.423        6.284       6.176        6.065
          100.5938       6.576        6.524       6.469        6.411        6.268       6.157        6.042
          100.6250       6.569        6.515       6.459        6.399        6.252       6.138        6.019

               WAL        5.63         4.40        3.58         3.00         2.14        1.75         1.47
          Mod Durn       4.531        3.686       3.081        2.631        1.929       1.599        1.357
  Principal Window    Jan05 to     Feb04 to    Jul03 to     Feb03 to     Jun02 to    Mar02 to     Jan02 to
                         May08        Oct06       Sep05        Dec04        Oct03       Apr03        Nov02
 Total Collat Loss        0.00         0.00        0.00         0.00         0.00        0.00         0.00
                       (0.00%)      (0.00%)     (0.00%)      (0.00%)      (0.00%)     (0.00%)      (0.00%)

        Prepay (1)    At 9 CPR    At 12 CPR   At 15 CPR    At 18 CPR    At 25 CPR   At 30 CPR    At 35 CPR
        Prepay (2)   At 15 CPR    At 18 CPR   At 20 CPR    At 25 CPR    At 30 CPR   At 40 CPR    At 50 CPR

          Optional  Calls ASAP   Calls ASAP  Calls ASAP   Calls ASAP   Calls ASAP  Calls ASAP   Calls ASAP
        Redemption       (Y/Y)        (Y/Y)       (Y/Y)        (Y/Y)        (Y/Y)       (Y/Y)        (Y/Y)


         LIBOR_1MO     6.69875      6.69875     6.69875      6.69875      6.69875     6.69875      6.69875
         LIBOR_6MO        6.42         6.42        6.42         6.42         6.42        6.42         6.42
             PRIME         9.5          9.5         9.5          9.5          9.5         9.5          9.5
           COFI_11       5.589        5.589       5.589        5.589        5.589       5.589        5.589
           CMT_1YR         5.7          5.7         5.7          5.7          5.7         5.7          5.7



RAMP2000RS4, Class AI3--Price/Yield

CUSIP                          Face         $27,140,000.0Settle at
                                                         Pricing
Coupon            6.84         Original     $27,140,000.0Accrual      12/01/2000
                                 Balance begins
Delay             24           Current      $27,140,000.0Factor Date  N/A
                               Balance
Stated Maturity   N/A          Factor       1
Type              SEN FIX
YIELD CURVE:  Spread off
interpolated node
3MO=5, 6MO=5, 1YR=5, 2YR=5, 5YR=5, 10YR=5,
30YR=5

            Price        9CPR,  15CPR  12CPR,  18CPR 15CPR,  20CPR 18CPR,  25CPR
                         25CPR, 30CPR 30CPR, 40CPR 35CPR, 50CPR Yield
          99.3750        6.964        6.969        6.974        6.979        6.993        7.004        7.016
          99.4375        6.955        6.957        6.961        6.964        6.973        6.980        6.987
          99.5000        6.945        6.946        6.948        6.949        6.953        6.955        6.958
          99.5625        6.935        6.935        6.934        6.934        6.932        6.931        6.930
          99.6250        6.926        6.924        6.921        6.918        6.912        6.907        6.901
          99.6875        6.916        6.912        6.908        6.903        6.891        6.882        6.872
          99.7500        6.906        6.901        6.895        6.888        6.871        6.858        6.843
          99.8125        6.897        6.890        6.881        6.873        6.851        6.834        6.814
          99.8750        6.887        6.878        6.868        6.858        6.831        6.809        6.786
          99.9375        6.878        6.867        6.855        6.842        6.810        6.785        6.757
         100.0000        6.868        6.856        6.842        6.827        6.790        6.761        6.728
         100.0625        6.858        6.845        6.829        6.812        6.770        6.736        6.699
         100.1250        6.849        6.833        6.816        6.797        6.750        6.712        6.671
         100.1875        6.839        6.822        6.803        6.782        6.729        6.688        6.642
         100.2500        6.830        6.811        6.789        6.767        6.709        6.664        6.614
         100.3125        6.820        6.800        6.776        6.751        6.689        6.640        6.585
         100.3750        6.811        6.789        6.763        6.736        6.669        6.615        6.556
         100.4375        6.801        6.777        6.750        6.721        6.649        6.591        6.528
         100.5000        6.792        6.766        6.737        6.706        6.628        6.567        6.499
         100.5625        6.782        6.755        6.724        6.691        6.608        6.543        6.471
         100.6250        6.773        6.744        6.711        6.676        6.588        6.519        6.442

              WAL         8.95         7.24         5.94         5.00         3.57         2.92         2.43
         Mod Durn        6.485        5.528        4.728        4.100        3.071        2.564        2.167
 Principal Window     May08 to     Oct06 to     Sep05 to     Dec04 to     Oct03 to     Apr03 to     Nov02 to
                         Jun11        Nov09        Apr08        Feb07        May05        Aug04        Jan04
Total Collat Loss         0.00         0.00         0.00         0.00         0.00         0.00         0.00
                       (0.00%)      (0.00%)      (0.00%)      (0.00%)      (0.00%)      (0.00%)      (0.00%)

       Prepay (1)     At 9 CPR    At 12 CPR    At 15 CPR    At 18 CPR    At 25 CPR    At 30 CPR    At 35 CPR
       Prepay (2)    At 15 CPR    At 18 CPR    At 20 CPR    At 25 CPR    At 30 CPR    At 40 CPR    At 50 CPR

         Optional   Calls ASAP   Calls ASAP   Calls ASAP   Calls ASAP   Calls ASAP   Calls ASAP   Calls ASAP
       Redemption        (Y/Y)        (Y/Y)        (Y/Y)        (Y/Y)        (Y/Y)        (Y/Y)        (Y/Y)


        LIBOR_1MO      6.69875      6.69875      6.69875      6.69875      6.69875      6.69875      6.69875
        LIBOR_6MO         6.42         6.42         6.42         6.42         6.42         6.42         6.42
            PRIME          9.5          9.5          9.5          9.5          9.5          9.5          9.5
          COFI_11        5.589        5.589        5.589        5.589        5.589        5.589        5.589
          CMT_1YR          5.7          5.7          5.7          5.7          5.7          5.7          5.7


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